UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2015

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
Post Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to update certain pro forma financial information with respect to the acquisition of MFI Holding Corporation (“MFI”). As previously disclosed in its Current Report on Form 8-K filed on June 2, 2014, the Company completed its acquisition of MFI on June 2, 2014.
Included in this filing as Exhibit 99.1 is the pro forma financial information described in Item 9.01(b) below.
Item 9.01.    Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of MFI, is included in Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2014; and

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.
(d)    Exhibits.
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2015	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
Name: Jeff A. Zadoks
Title: SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited Pro Forma Financial Information of Post Holdings, Inc.

4